CHANNING INTRINSIC VALUE SMALL-CAP FUND

Institutional Class – OWLLX

SUMMARY PROSPECTUS

May 10, 2021

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.channingcapital.com/mutual-fund. You can also get this information at no cost by calling (833) 565-1919 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated May 10, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Channing Intrinsic Value Small-Cap Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (Fees paid directly from your investment)
Fee for Redemptions Paid by Wire	$15
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	0.41%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses	1.11%
Fee Waiver/Expense Reimbursement	(0.16%)
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement[2]	0.95%
1.	“Other Expenses are based on estimated amounts for the current fiscal year.
2.	Channing Capital Management, LLC (“Channing” or the “Advisor”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by Valued Advisers Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.95% (on an annual basis) of the daily net assets of the Fund’s Institutional Class shares (the “Expense Limitation”). The Expense Limitation will remain in place until May 31, 2023. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Advisor and the Board of Trustees.
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Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the Fund’s operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Institutional Class	$97	$320

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. The Fund’s portfolio turnover rate is only shown once the Fund has completed its first fiscal period of operations.

Principal Investment Strategies

The Fund seeks long-term capital appreciation. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The Fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index, the Fund’s benchmark index. The Fund’s portfolio is selected utilizing the Advisor’s fundamental, bottom-up value investment philosophy that focuses on making concentrated investments in undervalued and neglected small cap companies that are broadly diversified across many market sectors.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Pandemic Risk. The global outbreak of the COVID-19 virus and the resulting pandemic has disrupted global economic markets and contributed to significant volatility in certain markets, and the economic impact, duration and spread of the COVID-19 pandemic remains uncertain at this time. The performance of the Fund may be impacted by COVID-19, which may in turn impact the value of your investment.
•	Small Cap Risk. Small companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the Fund’s ability to sell these securities.
•	Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.
•	Focused Investment Risk. A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.
•	Management Risk. Fund management's skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. To the extent appropriate investments are not chosen, the Fund may decline in value and you could lose money.
•	No History of Operations. The Fund is a newly formed mutual fund and has no history of operations.
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•	Sector Focus Risk. The Advisor may allocate more of the Fund’s investments to particular segments of the market. A particular market sector can be more volatile or underperform relative to the market as a whole. Stocks within the same group of industries will decline in price due to sector-specific, market or economic developments. To the extent that the Fund has over-weighted holdings within a particular sector, the Fund is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Performance

The Fund’s performance is only shown in the Fund summary when the Fund has had at least a full calendar year of operations.

Portfolio Management

Investment Advisor – Channing Capital Management, LLC

Investment Team – The following investment professionals are jointly responsible for managing the day-to-day investment operations of the Fund since its inception in 2021, subject to the ultimate decision-making authority over all portfolio decisions and trading practices by the Lead Portfolio Manager.

•	Wendell E. Mackey, CFA; Lead Portfolio Manager
•	Timothy J. Kroll CFA; Portfolio Manager, Senior Equity Analyst
•	Matthew Betourney, CFA; Portfolio Manager, Senior Equity Analyst
•	Kevin B. Reynolds, CFA; Associate Portfolio Manager, Financial Services
•	Anthony W. Hipple, CFA; Portfolio Manager, Senior Equity Analyst
•	Derik D. Coffey, CFA; Portfolio Specialist

Purchase and Sale of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
$100,000 for Institutional Class Shares Minimum Additional Purchases: $100 for Institutional Class Shares	By Mail: Channing Intrinsic Value Small-Cap Fund Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707
By Phone: (833) 565-1919

You can purchase shares of the Fund through broker-dealers or directly through the Fund’s transfer agent. You may sell (redeem) your shares on any day the New York Stock Exchange is open either directly through the Fund’s transfer agent by calling (833) 565-1919, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Distributions from a tax-advantaged account may be subject to taxation at ordinary income tax rates when withdrawn from such an account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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